U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2004

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26911

(Commission File Number)

94-3000561

(I.R.S. Employer Identification Number)

1250 Reliance Way
Fremont, California

(Address of Principal Executive Officers)

94539

(Zip Code)

(510) 668-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2004, following the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) for Therma-Wave, Inc. (the “Company”), the Company announced the election of Peter R. Hanley, Nam Pyo Suh and Lawrence Tomlinson to its Board of Directors. Prior to the Annual Meeting, David Dominik announced his decision not to stand for re-election to the Company’s Board of Directors. The Company’s Board of Directors is currently comprised of the following individuals: Peter R. Hanley, Nam Pyo Suh, Lawrence Tomlinson, Papken Der Torossian, David E. Aspnes, G. Leonard Baker, Jr., John D’Errico and Boris Lipkin.

On the same day, following the Annual Meeting, the Board of Directors held a meeting appointing the following individuals as new officers of the Company:

Ajit Paranjpe
Vice President, Marketing and Applications

Joo Tae Kim
Vice President, Worldwide Customer Support

Brian Renner
Vice President, US & European Sales

Ying Shiau
Sr. Vice President and General Manager, Asia

Carol Lustenader
Corporate Controller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 26, 2004	Therma-Wave, Inc.
	By:	/s/ L. Ray Christie
		Name:	L. Ray Christie
		Title:	Vice President and Chief Financial Officer